Exhibit 10.42

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into as of [ ] (“Effective Date”), between REalloys Inc., a State of Nevada corporation (the “Company”) and the purchaser identified on the signature pages hereto (the “Purchaser”). The Company and the Purchaser are collectively referred to herein as the “Parties.”

WITNESSETH

WHEREAS, the Purchaser desires to purchase shares of common stock of the Company, par value $5.00 per share (“Common Stock”), and the Company desires to issue and sell such shares of Common Stock to the Purchaser, pursuant to Section 4(a)(2) of the Securities Act (as defined herein), and/or Rule 506 of Regulation D promulgated thereunder, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, promises, and undertakings hereinafter set forth, the Company and the Purchaser agree as follows:

1. Stock Sale and Purchase. Subject to the terms and conditions hereof, the Purchaser agrees to purchase 200,000 shares of the Company’s Common Stock (collectively, the “Shares”) at a price per share equal to $5.00 for an aggregate subscription amount as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

No later than thirty (30) business days after the issuance of the Shares, the Company shall deliver to the Purchaser a book-entry statement representing the Shares. As the holder of the Shares, the Purchaser shall be entitled to all of the same rights and privileges, including, without limitation, dividends and voting rights, as other holders of the Company’s Common Stock.

2. Registration; Lock-Up Restrictions. The Company agrees to file a registration statement with the Securities and Exchange Commission covering the resale of the Shares no later than fourteen (14) calendar days following the closing of the reverse merger transaction involving the Company and Blackboxstocks, Inc. Subject to such registration, the Shares shall be subject to a lock-up period structured as follows:

a.	One-third (1/3) of the Shares shall become eligible for sale or transfer ninety (90) days after the effectiveness of the registration statement;

b.	An additional one-third (1/3) of the Shares shall become eligible for sale or transfer sixty (60) days thereafter; and

c.	The remaining one-third (1/3) shall become eligible for sale or transfer sixty (60) days after the date specified in subsection (b).

The Board of Directors of the Company shall retain full discretion to waive, shorten, or otherwise modify (but not lengthen) any of the lock-up restrictions provided herein.

3. Notices. Notifications in connection with this Agreement shall be given or made in accordance with the requirements below. Any notice required or permitted to be given hereunder by either party hereunder shall be in writing and may be delivered personally or by a reputable overnight delivery service, or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses:

If to the Purchaser:

If to Company:	24112 Rockwell Drive
Euclid, Ohio 44117, United States
Attention: Lipi Sternheim
Email: lipi@realloys.com

Notices shall be effective upon receipt.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

(a)	There is not pending or, to the best knowledge of the Company, threatened any suit, action or proceeding against or affecting the Company that might materially and adversely affect the business, operations, properties, assets, prospects, or condition, financial or otherwise, of the Company;

(b)	The Company is not a party to or bound by any contract, agreement, order, or decree which materially adversely affects the business, operations, properties, assets, prospects, or condition, financial or otherwise, of the Company;

(c)	The Company has all requisite power and authority to enter into and perform this Agreement and to deliver the Shares hereunder. All corporate action on the part of Company necessary for the execution of this Agreement, for the performance of Company’s obligations hereunder and for the sale of the Shares has been taken, and no further consents, licenses, permissions, authorizations, registrations or qualifications from or with any party or any governmental entity are necessary for the Company to execute this Agreement, perform its obligations hereunder and deliver the Shares to the Purchaser. This Agreement is duly executed and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(d)	The Shares as delivered to the Purchaser shall be duly and validly issued, fully paid and non- assessable, and free of all liens and encumbrances.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

(a)	The Purchaser is a resident in the State of New York. The Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933 (the “Act”), and has all requisite power and authority to enter into and perform this Agreement. All corporate action on the part of the Purchaser necessary for the execution of this Agreement, for the performance of the Purchaser’s obligations hereunder and for the purchase of the Shares has been taken, and no further consents, licenses, permissions, authorizations, registrations, or qualifications from or with any party or any governmental entity are necessary for the Purchaser to execute this Agreement and perform its obligations hereunder.

(b)	The Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares pursuant to an effective resale registration statement (the “Registration Statement”) or otherwise in compliance with applicable federal and state securities laws). The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Act or any applicable state securities law and is acquiring such Shares as principal for his, her or its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell such Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

The Purchaser further understands that the certificates evidencing the Shares purchased by it will contain the following legend:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)	The Purchaser understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of its entire investment, and further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

(d)	The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Purchaser, any other general solicitation or general advertisement.

(e)	The Purchaser acknowledges that it has had the opportunity to review this Agreement and the Company’s periodic reports and filings with the Securities and Exchange Commission and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f)	The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals; and

(g)	This Agreement is duly executed and delivered by the Purchaser and constitutes a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

6. Survival. The representations and warranties set forth in Section 3 and 4 hereof shall survive for two years and one day after the Effective Date.

7. Indemnification. The Company on one hand and the Purchaser on the other hand each indemnify and hold harmless the other and its officers, directors, employees and agents, if any (the “Indemnitee(s)”) from and against all costs, losses, liabilities, damages, claims, expenses of any nature (including reasonable attorneys’ fees and disbursements), judgments, fines, settlements, and any other amounts arising from any and all claims, demands, or proceedings incurred or accrued by an Indemnitee as a result of a breach by the indemnifying party of its representations, warranties or obligations under this Agreement. The indemnification provided by this Section 6 shall be in addition to any other rights to which the Indemnitee(s) may be entitled under any agreement, as a matter of law or equity or otherwise, and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee(s). Subject to the foregoing sentence, the provisions of this Section 6 are for the benefit of the Indemnitee(s) and shall not be deemed to create any rights for the benefit of any other persons.

8. General Provisions. This Agreement is intended to set forth the full and complete understanding of the parties. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

REALLOYS INC.

By:
Name:
Title:

Address:

With a copy to (which shall not constitute notice):

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

By:

E-Mail:

With a copy to (which shall not constitute notice):

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[PURCHASER SIGNATURE PAGES TO STOCK PURCHASE AGREEMENT]

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory: ___________________________________________

Title of Authorized Signatory: ____________________________________________

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Subscription Amount:

Shares:

EIN Number: